UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 3, 2013

Date of Report (Date of earliest event reported)

lululemon athletica inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33608	20-3842867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 – 1818 Cornwall Avenue

Vancouver, British Columbia

Canada, V6J 1C7

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 732-6124

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 3, 2013, lululemon athletica inc. (the “Company”) filed with the U.S. Securities and Exchange Commission a prospectus supplement dated July 3, 2013 (the “Prospectus Supplement”) to its prospectus dated July 3, 2013, which was included in its automatic shelf registration statement on Form S-3 (No. 333-189818). The Prospectus Supplement relates to the sale by Dennis J. Wilson (the “Selling Stockholder”) of up to 3,400,000 shares of the Company’s common stock, par value $0.005 per share. These shares of common stock have been issued or are issuable to the Selling Stockholder upon his exchange of an equivalent number of the exchangeable shares of Lulu Canadian Holding, Inc. (an indirect wholly-owned subsidiary of the Company).

The Company is filing the opinion of its counsel, DLA Piper LLP (US), as Exhibit 5.1 hereto, regarding the legality of the shares of common stock covered by the Prospectus Supplement.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

5.1	Opinion of DLA Piper LLP (US) as to the legality of the securities being registered.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.

Dated: July 3, 2013	/s/ JOHN E. CURRIE
John E. Currie
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of DLA Piper LLP (US) as to the legality of the securities being registered.